Filed pursuant to Rule 497(e) and Rule 497(k)

under the Securities Act of 1933, as amended

File Registration No.: 333-105659

schroder GLOBAL series trust

Schroder North American Equity Fund
(the “Fund”)

Supplement dated January 20, 2021
to the Fund’s Summary Prospectus (the “Summary Prospectus”),
the Fund’s Prospectus (the “Prospectus”), and the Fund’s Statement of Additional Information (the “SAI”), each dated March 1, 2020

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

The Board of Trustees of the Trust, at the recommendation of Schroder Investment Management North America Inc. (the “Adviser”), the investment adviser of the Fund, has approved a plan of liquidation providing for the liquidation of the Fund’s assets and the distribution of the net proceeds pro rata to the Fund’s shareholders. In connection therewith, the Fund is closed (i) to investments from new and existing shareholders (other than investments through retirement plans or automatic reinvestment plans currently invested in the Fund) effective immediately, and (ii) to investments through retirement plans or automatic reinvestment plans currently invested in the Fund effective on or about February 1, 2021. The Fund is expected to cease operations and liquidate on or about February 22, 2021 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Prior to the Liquidation Date, shareholders may redeem (sell) their shares in the manner described in the “How to Sell Shares” section of the Prospectus. For those shareholders that do not redeem (sell) their shares prior to the Liquidation Date, the Fund will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date.

In anticipation of the liquidation of the Fund, the Adviser may manage the Fund in a manner intended to facilitate the Fund’s orderly liquidation, such as by holding cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amount will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event for shareholders investing through taxable accounts. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of the Fund on the Liquidation Date will reflect the costs of liquidating the Fund. Shareholders will receive liquidation proceeds as soon as practicable after the Liquidation Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SCH-SK-011-0100